Supplement to the
Fidelity®
Equity-Income II Fund
January 29, 2006
Prospectus

The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" on page 19.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in January and December.

EII-06-01 June 22, 2006
1.734046.110